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                                                                    EXHIBIT 24.1

                            LIMITED POWER OF ATTORNEY

                               KINDER MORGAN, INC.

         The undersigned director or officer of Kinder Morgan, Inc., a Kansas corporation, hereby makes, constitutes and appoints Richard D. Kinder and William V. Morgan and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to Common Stock, $5.00 par value per share, of Kinder Morgan, Inc., and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of November, 1999.


                        Signature

        /s/  RICHARD D. KINDER
     --------------------------------------
             Richard D. Kinder

        /s/  WILLIAM V. MORGAN
     --------------------------------------
             William V. Morgan

        /s/  DAVID G. DEHAEMERS, JR.
     --------------------------------------
             David G. Dehaemers, Jr.

        /s/  EDWARD H. AUSTIN, JR.
     --------------------------------------
             Edward H. Austin, Jr.

        /s/  CHARLES W. BATTEY
     --------------------------------------
             Charles W. Battey

        /s/  STEWART A. BLISS
     --------------------------------------
             Stewart A. Bliss

        /s/  TED A. GARDNER
     --------------------------------------
             Ted A. Gardner

        /s/  WILLIAM J. HYBL
     --------------------------------------
             William J. Hybl

        /s/  EDWARD RANDALL, III
     --------------------------------------
             Edward Randall, III

        /s/  FAYEZ SAROFIM
     --------------------------------------
             Fayez Sarofim

        /s/  H.A. TRUE, III
     --------------------------------------
             H.A. True, III